Exhibit 10(f)16




















                           EMPLOYEES' RETIREMENT PLAN

                                       OF

                       SAVANNAH ELECTRIC AND POWER COMPANY

                As Amended and Restated Effective January 1, 1997











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                           EMPLOYEES' RETIREMENT PLAN

                                       OF

                       SAVANNAH ELECTRIC AND POWER COMPANY

                           As Amended to and Including

                                TABLE OF CONTENTS

                                                                  Page No.

ARTICLE 1             DEFINITIONS.....................................1

ARTICLE 2             RETIREMENT ANNUITIES PURCHASED UNDER GROUP
                      ANNUITY CONTRACT AND CHANGE OF FUNDING..........7

ARTICLE 3             MEMBERSHIP......................................8

ARTICLE 4             SERVICE........................................10
         4.01         Continuous Service.............................10
         4.02         Credited Service...............................10
         4.03         Breaks in Service..............................11
         4.04         Disabled Members...............................11
         4.05         Service with Certain Other Employers...........12

ARTICLE 5             BENEFITS.......................................13
         5.01         Normal and Late Retirement.....................13
         5.02         Early Retirement...............................14
         5.03         Termination of Employment......................15
         5.04         Adjustment of Retirement Allowance for Social
                      Security Benefits..............................15
         5.05         Restoration of Retired Member or Former Member
                      to Service.....................................16
         5.06         Additional Monthly Benefit.....................18
         5.07         Written Application............................19

ARTICLE 6             LIMITATIONS ON BENEFITS........................20
         6.01         Maximum Benefits...............................20

ARTICLE 7             DISTRIBUTION OF BENEFITS.......................24
         7.01         Surviving Spouse Benefit.......................24
         7.02         Qualified Joint and Survivor Annuity...........24
         7.03         Qualified Preretirement Survivor Annuity.......24
         7.04         Definitions....................................27
         7.05         Notice Requirements............................27
         7.06         Transitional Rules.............................28
         7.07         Alternative Forms of Distribution..............28
         7.08         Cash-Out of Annuity Benefits...................29
         7.09         Commencement of Benefits.......................30
         7.10         TEFRA 242(b)(2) Transitional Rules.............31
         7.11         Requirement for Direct Rollovers...............32

ARTICLE 8             CONTRIBUTIONS..................................34

ARTICLE 9             ADMINISTRATION OF THE PLAN.....................35

ARTICLE 10            MANAGEMENT OF FUNDS............................37

ARTICLE 11            CERTAIN RIGHTS AND LIMITATIONS.................38

ARTICLE 12            NON-ALIENATION OF BENEFITS.....................40

ARTICLE 13            AMENDMENTS.....................................41

ARTICLE 14            CONSTRUCTION...................................42

ARTICLE 15            TOP-HEAVY PROVISIONS...........................43
         15.01        Top-Heavy Plan Requirements....................43
         15.02        Determination of Top-Heavy Status..............43
         15.03        Minimum Retirement Income for Top-Heavy Plan
                      Years..........................................46
         15.04        Vesting Requirements for Top-Heavy Plan Years..47
         15.05        Adjustments to Maximum Benefits for Top-Heavy
                      Plans..........................................48

ARTICLE 16            RETIREE MEDICAL BENEFITS.......................49
         16.01        Definitions....................................49
         16.02        Medical benefits...............................52
         16.03        Termination of coverage........................52
         16.04        Contributions or Qualified Transfers to fund
                      medical benefits...............................52
         16.05        Pensioned Employee Contributions...............53
         16.06        Amendment of Article 16........................54
         16.07        Termination of Article 16......................54
         16.08        Reversion of Assets upon Termination...........54




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         The Employees' Retirement Plan of Savannah Electric and Power Company,
as amended and restated effective January 1, 1997, (the "Plan") is a continuation and modification of the Retirement Annuity Plan for Employees of Savannah Electric and Power Company effective as of April 1, 1947, which was last amended and restated effective January 1, 1989. The Plan, except as specifically provided herein and hereinafter set forth, is designed to provide a retirement Allowance to eligible employees and their Spouses following the termination of their employment with Savannah Electric and Power Company (the "Company"). It is intended that the Plan and the Employees' Retirement Plan of Savannah Electric and Power Company Trust (the "Trust"), meet all the requirements of the Internal Revenue Code of 1986 (the "Code"), and that the Plan and Trust shall be interpreted, wherever possible, to comply with the terms of the Code and the Employee Retirement Income Security Act of 1974 ("ERISA"), and all formal regulations and rulings issued under the Code and ERISA.

                             ARTICLE 1 - DEFINITIONS

1.01 "Accrued Benefit" shall mean the amount of retirement Allowance computed at a specific date, in accordance with Article 5, based on Compensation and Credited Service to such date.

1.02 "Affiliated Company" shall mean any company not participating in the Plan which is a Member of a controlled group of corporations (determined under Code ss. 1563(a) without regard to ss.ss. 1563(a)(4) and (e)(3)(C)) which also includes as a member the Company, except that with respect to Section 6.01 "more than 50 percent" shall be substituted for "at least 80 percent" where it appears in Code ss. 1563(a)(1). The term "Affiliated Company" shall also include any trade or business under common control (as defined in Code ss. 414(c)) with the Company, or a Member of an affiliated service group (as defined in Code ss. 414(m)) which includes the Company or any other entity required to be aggregated with the Company pursuant to regulations under Code ss. 414(o).

1.03     "Allowance" shall mean payments under the Plan payable as provided in
         Article 5 or Article 7.

1.04 "Annuity Starting Date" shall mean the first day of the first period for which an amount is paid as an annuity or in any other form.

1.05 "Board of Directors" shall mean the Board of Directors of Savannah Electric and Power Company or the board of directors of any successor.

1.06 "Break in Service" shall mean a period which constitutes a break in an Employee's Continuous Service, as provided in Section 4.03.

1.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.08 "Company" shall mean Savannah Electric and Power Company or any successor by merger, purchase or otherwise, with respect to its employees; or any other company participating in the Plan as provided in Section 4.05, with respect to its employees.

1.09 "Compensation" shall mean the actual remuneration paid to an employee for services rendered to the Company, determined prior to any pre-tax contributions under a "qualified cash or deferred arrangement" (as defined under Code ss. 401(k) and its applicable regulations) or under a "cafeteria plan" (as defined under Code ss. 125 and its applicable regulations), including payments made under any short term disability plan maintained by the Company which shall equal the rate of Compensation of the Member at the time of disability, but excluding any bonuses, pay for overtime, compensation deferred under any deferred compensation plan or arrangement, separation pay, imputed income and relocation pay, and excluding the Company's cost for any public or private employee benefit plan, including this Plan, under rules uniformly applicable to all employees similarly situated, provided further, effective as of January 1, 1989, any workers' compensation received by an employee shall be excluded from "compensation" for purposes of determining his benefit under the Plan.

              For purposes of this Section 1.09, actual remuneration means regular straight time pay, straight time differential pay, substitution straight time pay, substitution flat rate pay, earned vacation pay and the difference between military pay and regular straight time pay a Member would have been paid if such Member had been working for the Company.

              Notwithstanding the foregoing, effective as of January 1, 1989, compensation taken into account for any purpose under the Plan shall not exceed $200,000 per year, provided that the imposition of the limit on compensation shall not reduce a Member's Accrued Benefit below the amount of Accrued Benefit determined as of December 31, 1988. As of January 1 of each calendar year on and after January 1, 1990, the applicable limitation as determined by the Commissioner of the Internal Revenue Service for that calendar year shall become effective as the maximum compensation to be taken into account for Plan purposes for that calendar year in lieu of the $200,000 limitation set forth in the preceding sentence.

              In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code ss. 401(a) (17) (B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

              For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code ss. 401(a)
              (17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

              If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

              For purposes of this Section 1.09, for Plan Years beginning before January 1, 1997, the rules of Code ss. 414(q) shall apply in determining the adjusted $150,000 limitation above, except in applying such rules, the term "family" shall include only the Spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year. If as a result of the application of such rules, the adjusted $150,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each individual's compensation determined under this Section 1.09 prior to the application of this limitation.

1.10          "Computation Year" shall mean the calendar year.

1.11 "Continuous Service" shall mean service recognized for purposes of determining eligibility for membership in the Plan and eligibility for certain benefits under the Plan, determined as provided in Section 4.01.

1.12 "Credited Service" shall mean service recognized for purposes of computing the amount of any benefit under the Plan, determined as provided in Section 4.02.

1.13 "Effective Date of the Plan" as amended, shall mean April 1, 1959. The "Amendment and Restatement Effective Date" shall mean January 1, 1997.

1.14 "Employee" shall mean any person regularly employed by the Company who receives regular stated salary, or wages paid directly by the Company as (a) a regular full-time employee, (b) a regular part-time employee, (c) a cooperative education employee or (d) a temporary employee paid directly or indirectly by the Company. For purposes of this Section 1.14, temporary employee means a full-time or part-time employee who provides services to the Company for a stated period of time after which period such employee will be terminated from employment. The term Employee shall also include Leased Employees within the meaning of Code ss. 414(n) (2). Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent (20%) of the Employer's non-highly compensated workforce within the meaning of Code ss. 414(n)(5)(C)(ii), the term Employee shall not include those Leased Employees covered by a plan described in Code ss. 414(n)(5). The term Employee for participation purposes shall not include any individual who is classified by the Company as an independent contractor regardless of whether such classification is in error.

1.15 "Equivalent Actuarial Value" shall mean equivalent value when computed at 6 per centum per annum on the basis of the 1971 Group Annuity Mortality Table (Male) for Members, and 1971 Group Annuity Mortality Table (Female) for contingent annuitants under optional forms of Allowances.

1.16 "Fund" shall mean the trust fund established under the trust agreement with the Trustee from which the amounts of retirement Allowances are to be paid.

1.17 "Group Annuity Contract" shall mean Group Annuity Contract No. AC 766 issued by The Equitable Life Assurance Society of the United States to Savannah Electric and Power Company.

1.18 "Hour of Service" means, with respect to any applicable computation period:

         (a) each hour for which the Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliated Company;

              (b) each hour for which an Employee is paid or entitled to payment by the Company or an Affiliated Company on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period;

              (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Company, excluding any hour credited under (a) or
                    (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made; and

         (d) solely for purposes of determining whether an Employee has incurred a Break in Service under the Plan, each hour for which an Employee would normally be credited under Paragraphs
                  (a) or (b) above during a period of Parental Leave but not more than 501 hours for any single continuous period. However, the number of hours credited to an Employee under this Paragraph (d) during the computation period in which the Parental Leave began, when added to the hours credited to an Employee under Paragraphs (a) through (c) above during that computation period, shall not exceed 501. If the number of hours credited under this Paragraph (d) for the computation period in which the Parental Leave began is zero, the provisions of this Paragraph (d) shall apply as though the Parental Leave began in the immediately following computation period.

              No hours shall be credited on account of any period during which the Employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws. The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, ss.ss. 2530.200b-2(b) and (c).

1.19          "Leased Employee" means any person as so defined in Code ss.
              414(n). In the case of a person who is a Leased Employee immediately before or after a period of service as an Employee, the entire period during which he has performed services for the Company as a Leased Employee shall be counted as Continuous Service for purposes of determining eligibility for participation and vesting, to the extent such service would be recognized with respect to other employees under the Plan; however, he shall not, by reason of that status, be eligible to become a Member of the Plan.

1.20 "Member" shall mean any person included in the membership of the Plan as provided in Article 3.

1.21 "Normal Retirement Date" shall mean the first day of the calendar month next following the 65th anniversary of an Employee's birth.

1.22 "Parental Leave" means a period in which the Employee is absent from work because of the pregnancy of the Employee, the birth of a child of the Employee or the placement of a child with the Employee in connection with adoption proceedings, or for purposes of caring for that child for a period beginning immediately following such birth or placement.

1.23 "Plan" shall mean Employees' Retirement Plan of Savannah Electric and Power Company as previously described in the Group Annuity Contract and as described and amended herein or as hereafter amended.

1.24     "Plan Year" shall mean the 12-month period from January 1 to December
         31.

1.25 "Qualified Joint and Survivor Annuity" shall mean an annuity of Equivalent Actuarial Value to the Allowance otherwise payable, providing for a reduced Allowance payable to the Member during his life, and after his death providing that one-half of that reduced Allowance will continue to be paid during the life of, and to, the spouse to whom he was married at his Annuity Starting Date.

1.26 "Qualified Preretirement Survivor Annuity" shall mean annuity for the life of a Surviving Spouse calculated in accordance with Section 7.03.

1.27 "Retirement Annuity" shall mean the amount of the annuity purchased under the Group Annuity Contract as provided by that Contract at actual retirement date, at or after the attainment of age 65, prior to any conversion to a contingent annuity.

1.28 "Retirement Committee" shall mean the administrator of the Plan as provided in Article 9. The Administrative Benefits Committee of the Company shall comprise the Retirement Committee for purposes of administration of the Plan.

1.29 "Social Security Benefit" shall mean the annual primary old-age insurance benefit which the Member is entitled to receive under Title II of the Social Security Act as in effect on the date he retires or otherwise terminates employment, or would be entitled to receive if he did not disqualify himself by receiving the same by entering into covered employment or otherwise. In the case of early retirement, the Social Security Benefit shall be computed on the assumption that he will receive no income after early retirement and before age 65 which would be treated as wages for purposes of the Social Security Act. In the case of vested retirement, the Social Security Benefit shall be computed on the assumption that he will continue to receive compensation until age 65 which would be treated as wages for purposes of the Social Security Act at the same rate as in effect on his termination of service.

              In computing any Social Security Benefit, no wage index adjustment or cost-of-living adjustment shall be assumed with respect to any period after the end of the calendar year before the year in which the Member retires or terminates service. The Member's Social Security Benefit shall be determined on the basis of the Employee's actual earnings, where available from Company records, in conjunction with a salary increase assumption based on the actual yearly change in national average wages as determined by the Social Security Administration for all other years prior to retirement or other termination of employment with the Company where actual earnings are not so available. If, within three months after the later of the date of retirement or other termination of employment or the date on which a Member is notified of the Allowance to which he is entitled, the Member provides documentation as to his actual earnings history with respect to those prior years, his Allowance shall be redetermined using the actual earnings history, if the recalculation would result in an increased benefit. Any adjustment to Allowance payments shall be made retroactively.

1.30 The term "Spouse or Surviving Spouse" shall mean the spouse or surviving spouse of a Member, provided that a former Spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Codess.414(p).

1.31 "Suspendible Month" means a month in which the Member completes at least 40 hours of service with the Company.

1.32 "Trustee" shall mean the trustee or trustees by whom the funds of the Plan are held as provided in Article 10.


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                ARTICLE 2 - RETIREMENT ANNUITIES PURCHASED UNDER
                  GROUP ANNUITY CONTRACT AND CHANGE OF FUNDING

              All Retirement Annuities payable under the Plan as in effect prior to April 1, 1959 with respect to service thereunder prior to such date, have been purchased from The Equitable Life Assurance Society of the United States pursuant to the terms of Group Annuity Contract No. AC 766.

              Effective as of April 1, 1959, the purchase of Retirement Annuities under the Group Annuity Contract was discontinued in accordance with the terms and provisions of such Contract. Subject to the provisions of the Plan, with respect to service under the Plan from and after April 1, 1959, and as a supplement to the Retirement Annuities purchased under the Group Annuity Contract for service prior to April 1, 1959, retirement Allowances will be provided by means of contributions to the Fund by the Company. Such retirement Allowances will be in addition to Retirement Annuities purchased as described in the preceding paragraph with respect to services prior to April 1, 1959.

              The rights of Members of the Retirement Annuities purchased for them under the Group Annuity Contract with respect to service prior to April 1, 1959 will not be adversely affected by the discontinuance of such purchases and such Retirement Annuities will be payable by The Equitable Life Assurance Society of the United States in accordance with the terms, conditions and provisions of the Group Annuity Contract.



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                             ARTICLE 3 - MEMBERSHIP

3.01 Every Employee in Company service on January 1, 1997, who was a Member on December 31, 1996, shall continue to be a Member of the Plan on and after January 1, 1997, provided he remains eligible under the terms of the Plan.

3.02 Every other Employee on January 1, 1997, and every person becoming an Employee after that date shall become a Member on the first day of the calendar month, beginning with January 1, 1997, coincident with or next following (i) the date he completes one year of Continuous Service or (ii) the 21st anniversary of his birth, whichever is later. For this purpose, a year of Continuous Service shall be a 12-month period during which an Employee completes at least 1,000 hours commencing with the date of employment, or if in such period he has not completed at least 1,000 hours, commencing with the first day of the Computation Year after the date of his employment. If an Employee has incurred a one-year Break in Service prior to becoming eligible for membership, any Continuous Service prior to the break shall be disregarded in determining eligibility for membership unless he shall complete at least one year of Continuous Service following the Break in Service; provided that an Employee's Continuous Service prior to the break shall not be recognized for purposes of determining his eligibility for membership if his consecutive number of one-year Breaks in Service equal or exceed the greater of (i) five or (ii) his aggregate years of Continuous Service prior to the Break in Service.

3.03 An Employee who is represented by a collective bargaining agent may participate in the Plan if the representative(s) of his bargaining unit and the Company mutually agree to participation in the Plan by the members of his bargaining unit.

3.04 An Employee's membership in the Plan shall terminate only if he dies or his employment with the Company terminates other than by reason of retirement or termination with vested benefits under the Plan. Membership shall be continued during a period while on leave of absence from service without pay approved by the Company, but no benefit credit shall be allowed with respect to such period unless credit is allowed for service in the Armed Forces of the United States as provided in Section 4.03(c). Membership shall be continued during a period of disability for which Continuous Service is granted as provided in Section 4.04.

3.05 In the event a Member ceases to participate because he enters an ineligible class under Article III and becomes ineligible to participate, but has not incurred a break in service under Section 4.03(a), such Employee will participate as of the first day of the month coinciding with or next following his return to an eligible class of Employees. If such Employee incurs a break in service under Section 4.03(a), eligibility will be determined under
              Section 3.02. In the event an Employee who is not in an eligible class to participate enters an eligible class, such Employee will participate as of the first day of the month coinciding with or next following his employment if he has satisfied Section 3.02 and would have otherwise previously been eligible to participate in the Plan.

3.06 Subject to Section 3.05, if an Employee's membership in the Plan terminates and he again becomes an Employee, he shall be considered a new Employee for all purposes of the Plan, except as provided in
         Section 5.05.

3.07 Notwithstanding any other provision of this Article 3, Leased Employees shall not be eligible to participate. In addition, temporary employees as defined in Section 1.14 of the Plan who were not participating in the Plan as temporary employees prior to October 13, 1994, shall not be eligible to participate in the Plan.

3.08 An Employee may, subject to the approval of the Retirement Committee, elect voluntarily not to participate in the Plan. The election not to participate must be communicated in writing to the Retirement Committee effective on an Employee's date of hire or anniversary thereof.

                               ARTICLE 4 - SERVICE

4.01          Continuous Service

              (a) Effective January 1, 1997, except as hereinafter provided, all service performed as an Employee of the Company or an Affiliated Company shall be Continuous Service for Plan purposes. If an Employee completes at least 1,000 Hours of Service in any Computation Year, he shall receive credit for a full year of Continuous Service. If an Employee completes fewer than 1,000 Hours of Service in any Computation Year, no Continuous Service shall be recognized for such Computation Year.

              (b) Any person employed by the Company on December 31, 1996 shall receive Continuous Service for service performed before that date equal to the Credited Service recognized through December 31, 1996 under the Plan as in effect on that date.

4.02          Credited Service

         (a) Credited Service shall be calculated based on Periods of Service.

              A "Period of Service" shall mean twelve (12) month periods of employment as a Member, or fractions thereof, running from the date that a Member commences participation in the Plan and terminates on his first severance from service date. A severance from service shall occur as of the earlier of the date a Member quits, retires, is discharged or dies, or the first anniversary of absence for any other reason. Thereafter, subject to 4.03(b), if a Member becomes reemployed, his Period of Service for each subsequent period shall commence with the reemployment commencement date, which is the first date following a one year period of severance on which a Member performs an Hour of Service and shall terminate on his next severance from service.

              In the case of an Employee who transfers from a class of employees whose service is determined on the basis of Hours of Service to a class of employees whose service is determined under this Paragraph (a), such Employee shall receive credit for a Period of Service consisting of (i) a number of years equal to the number of years of service credited to the Employee before the computation period during which the transfer occurs and (ii) the greater of
              (1) the Period of Service that would be credited to the Employee under this Paragraph (a) during the entire computation period in which the transfer occurs or (2) the service taken into account under the Hours of Service method as of the date of the transfer.

              In addition, the Employee shall receive credit for Periods of Service subsequent to the transfer commencing on the day after the last day of the computation period in which the transfer occurs.

              In the case of an Employee who transfers from a class of employees whose service is determined pursuant to this Paragraph (a) to a class of employees whose service is determined on the basis of Hours of Service (i) the Employee shall receive credit, as of the date of transfer, for the numbers of Years of Service equal to the number of one year Periods of Service credited to the Employee as of the date of the transfer and (ii) the Employee shall receive credit in the computation period which includes the date of the transfer, for a number of Hours of Service determined by applying the equivalency set forth in 29 C.F.R. ss. 2530.200b-3(e)(l)(i) to any fractional part of a year credited to the Employee under this Section as of the date of the transfer.

4.03     Breaks in Service

              (a) There shall be a Break in Service of one year for any Computation Year after the year in which a person first becomes employed during which he does not complete more than 500 Hours of Service. If an Employee terminates his service with the Company and is reemployed after incurring a Break in Service, his service before the Break in Service shall be excluded from his Continuous Service, except as provided in
                    Section 5.05.

         (b) For purposes of calculating Credited Service only, there shall be a one year Period of Severance if during the 12 consecutive month period after a severance from service date, as defined in Section 4.02(a) the Employee fails to perform an Hour of Service. If an Employee terminates his service with the Company and is reemployed after incurring a one year Period of Severance, his service before the Period of Severance shall be excluded unless he thereafter completes a one year Period of Service. In the case of a non-vested member, the Period of Service accrued prior to a one year Period of Severance shall not be taken into account if at such time the consecutive Period of Severance equals or exceeds the greater of 5 or of prior Periods of Service, whether or not consecutive.

              (c) Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code ss. 414(u).

4.04          Disabled Members

              If a Member is eligible for and continuously receiving disability benefits under the long-term disability plan provided by the Company, he shall continue to be a Member of the Plan and shall continue to accrue service until he retires in the same amount and manner as though he had continued in the active employment of the Company and he shall be deemed to receive Compensation during such period based upon his rate of Compensation at the time of disability. In the event that a Member no longer qualifies for benefits under the long-term disability plan before his Normal Retirement Date and he does not resume active employment with the Company, he shall be eligible to receive a vested retirement Allowance as provided in Section 5.03 or to retire on an early retirement Allowance as provided in Section 5.02, if otherwise eligible for such Allowance as of the date of such disqualification. In either case, the Allowance shall be computed on the basis of his Compensation and Credited Service at the date of such disqualification. In the event that a Member does not qualify for disability benefits under the Social Security Act, the Allowance accrued under Section 5.01(c)(i)(A) for purposes of this
              Section 4.04 for Credited Service during such period of nonqualification shall be increased by 5/6 per centum of the part of each year's Compensation which is not in excess of $3,600 per annum.

4.05          Service with Certain Other Employers

         (a) An Employee hired prior to November 9, 1989, who becomes a Member and continues as a Member without a break in membership, shall receive Continuous Service and Credited Service for all service not otherwise recognized, in the employ of another electric utility company or a company or corporation furnishing advisory or consulting service to the Company, provided that such service would be recognized if it had been rendered to the Company and provided that any benefit payable under this Plan on account of such service, so recognized, shall be reduced by the amount of benefit provided under the pension or retirement plan of such other company with respect to the same period. The Company shall calculate such service based on actual employment records where available, but if such records are not available, the Company shall request that the Employee obtain information from the Social Security Administration which documents the Employee's Social Security eligible compensation or from such other entity as the Company deems appropriate. Based on such documents, the Company shall calculate the Employee's service and Compensation for purposes of this Section 4.05. In the event no such documentation can be obtained, the Company shall make its best effort to estimate such service and Compensation.

              (b) An Employee hired on or after November 9, 1989, who becomes a Member and continues as a Member without a break in membership, shall receive Continuous Service and Credited Service for all service not otherwise recognized, in the employ of an Affiliated Company, provided that such service would be recognized if it had been rendered to the Company and provided that any benefit payable under this Plan on account of such service, so recognized shall be reduced by the amount of benefit provided under the pension or retirement plan of such other company with respect to the same period.

                              ARTICLE 5 - BENEFITS

5.01          Normal and Late Retirement

              (a) The right of a Member to his normal retirement Allowance shall be non-forfeitable upon attaining age 65. A Member may retire from service on a normal retirement Allowance upon reaching his Normal Retirement Date or he may postpone his retirement and remain in service after his Normal Retirement Date. During any such deferment the Member shall be retired from service on a normal retirement Allowance on the first day of the calendar month next following receipt by the Retirement Committee of written application therefor made by the Member.

         (b) Subject to the provisions of Section 5.01(e), the annual normal retirement Allowance payable upon retirement on the Normal Retirement Date shall be computed pursuant to Paragraphs (c) and (d) below. The annual retirement Allowance payable upon retirement after a Member's Normal Retirement Date shall be equal to (i) the amount determined in accordance with Paragraphs (c) and (d) below, based on the Member's Credited Service and average annual Compensation as of his late retirement date or, if greater, (ii) the amount of Allowance to which the Member would have been entitled under Paragraphs (c) and (d) below as of his Normal Retirement Date increased by an amount of Equivalent Actuarial Value to the monthly payments which would have been payable with respect to each month during the postponement period which is not a Suspendible Month, with any such monthly payment amount determined as if the Member had retired as of the first day of the Plan Year during which payment would have been made or, if later, his Normal Retirement Date.

              (c) The normal retirement Allowance shall be computed as an annuity payable for the life of the Member and shall consist of:

                    (i) For service credited while a Member on or after April 1, 1969, an Allowance equal to 1-1/6 per centum of the part of each year's Compensation which is not in excess of $3,600 per annum plus 2 per centum of the part of such Compensation in excess of $3,600 per annum; and

                    (ii) For service credited between the effective date of the Plan and March 31, 1969, an Allowance equal to 1 per centum of the part of each year's Compensation which is not in excess of $3,000 per annum plus 2 per centum of the part of such Compensation in excess of $3,000 per annum; and

                    (iii) For service credited prior to the effective date of the Plan, an Allowance which, when added to his Retirement Annuity, shall be equal to 1 per centum of the part of the Member's average annual Compensation for the three calendar years (1956, 1957 and 1958) which is not in excess of $3,000 plus 1 1/2 per centum of the part of such Compensation in excess of $3,000, multiplied by the number of years of his Credited Service to the effective date of the Plan.

              (d) The benefit determined in Paragraph (c) above, when added to a Member's Retirement Annuity, if any, shall not be less than:

                  (i) 1-2/3 per centum of his average annual Compensation, multiplied by his years of Credited Service not in excess of 36 years, reduced by

                    (ii) 1 1/2 per centum of his primary Social Security Benefit multiplied by his years of Credited Service, the product not to exceed 50 per centum of his primary Social Security Benefit, where average annual Compensation is calculated during the 36 highest consecutive months within the 120 months preceding retirement.

                    (iii) Effective January 1, 1994 for purposes of determining a Member's average annual Compensation under this paragraph (d), the determination of the 36 highest consecutive months within the 120 months preceding retirement shall only include those months in which the Member receives Compensation.

              (e) If the Member is married on his Annuity Starting Date and if he has not elected an optional form of benefit as provided in Section 7.07, the retirement Allowance shall be payable in the form of a Qualified Joint and Survivor Annuity.

         (f) Notwithstanding any other provision of the Plan, each Member's normal retirement allowance is the greater of

                    (i)    the sum of:

                           (A) the normal retirement allowance determined under this Section 5.01 as of December 31, 1993, plus

                           (B) the normal retirement allowance determined under this Section 5.01 based on Credited Service and Compensation after December 31, 1993 (with Credited Service used in this paragraph (f) (i) (B) being added to the Credited Service used in paragraph (f) (i) (A) for purposes of determining whether paragraph
                                 (d) (i) 36-year limit and (d) (ii) 50 per centum offset limit have been exceeded); or

                    (ii)   the normal retirement allowance determined under this
                           Section 5.01 as applied to all Credited Service and Compensation.

5.02          Early Retirement

              (a) A Member who has not reached his Normal Retirement Date but who has reached the 55th anniversary of his birth shall be retired from service on an early retirement Allowance on the first day of the calendar month next following receipt by the Retirement Committee of written application thereof or made by the Member.

         (b) At the time of retirement the Member may elect to receive either (i) a deferred early retirement Allowance commencing on the Member's Normal Retirement Date which shall be computed as a normal retirement Allowance, in accordance with Section 5.01(b), on the basis of his Compensation and Credited Service at the time of early retirement or (ii) an immediate early retirement Allowance beginning on the first day of any month before his Normal Retirement Date which shall be computed in accordance with Sections 5.01(c) and (d) and shall be reduced by 1/12 of 5% for each month by which the date the Member's early retirement Allowance begins precedes age 62.

              (c) If the Member is married on the date his retirement Allowance commences, the early retirement Allowance shall be computed on the same basis as in Paragraph (b) above, in accordance with Section 5.01(e).

5.03          Termination of Employment

         (a) A Member shall be 100% vested in, and have a non-forfeitable right to, his Accrued Benefit upon completion of five years of Continuous Service since the first day of the Computation Period in which the 18th anniversary of his birth occurs. If the Member's employment with the Company is subsequently terminated for reasons other than retirement or death, he shall be eligible for a vested Allowance upon application therefor. If a Member's employment with the Company terminates before completion of five (5) years of Continuous Service or before becoming eligible for an early retirement or normal retirement Allowance, such Member's Accrued Benefit shall be forfeited upon termination of employment subject to restoration under Section 5.05.

              (b) The vested Allowance shall be a deferred Allowance commencing on the former Member's Normal Retirement Date and shall be determined by computing a normal retirement Allowance, in accordance with Section 5.01, on the basis of his Compensation and Credited Service at his date of termination and the benefit formula in effect on that date.

              (c) Instead of deferring his Allowance to his Normal Retirement Date, the Member can elect to receive a reduced Allowance commencing on the first day of any month next following his attainment of age 55 but prior to his Normal Retirement Date. The reduction shall be 1/12 of 5% for each month by which his Annuity Starting Date precedes his Normal Retirement Date, provided that such reduction shall be made prior to the application of the maximum limitation provided under Article 6 and such reduced Allowance shall be subject to such limitation.

5.04          Adjustment of Retirement Allowance for Social Security Benefits

              When an Allowance commences prior to the attainment of age 65, the Member may elect to convert the Allowance otherwise payable to him into an Allowance of Equivalent Actuarial Value of such amount that, with his Retirement Annuity, if any, and his old-age insurance benefit under Title II of the Social Security Act, he will receive, so far as possible, the same amount each year before and after such benefit commences.

5.05          Restoration of Retired Member or Former Member to Service

              (a) If a Member in receipt of an Allowance is restored to service as an Employee on or after his Normal Retirement Date, the following shall apply, except with respect to temporary employees:

                    (i) His Allowance shall be suspended for each month during the period of restoration which is a Suspendible Month.

                    (ii) Upon the death of the Member during the period of restoration, any Allowance that would have been payable to his surviving Spouse had he not been restored to service shall be payable or, alternatively, any payments under optional benefit, if one has been elected and becomes effective, shall begin.

                    (iii) Upon later retirement, payment of the Member's Allowance shall resume no later than, the third month after the latest Suspendible Month during the period of restoration, and shall be adjusted, if necessary, in compliance with Title 29 of the Code of Federal Regulations, ss. 2530.203-3 in a consistent and nondiscriminatory manner

              (b) If a Member in receipt of an Allowance is restored to service as an Employee before his Normal Retirement Date, the following shall apply, except with respect to temporary employees:

                    (i) His Allowance shall cease and any election of an optional benefit in effect shall be void.

                    (ii) Any Continuous and credited Service to which he was entitled when he retired or terminated service shall be restored to him.

                    (iii) Upon later retirement or termination, his Allowance shall be based on the benefit formula then in effect and his Compensation and Credited Service before and after the period when he was not in the service of the Company, reduced by an amount of Equivalent Actuarial Value to the benefits, if any, he received before the date of his restoration to service.

                    (iv) The part of the Member's Allowance upon later retirement payable with respect to Credited Service rendered before his previous retirement or termination of service shall never be less than the amount of his previous Allowance modified to reflect any option in effect on his later retirement.

              (c) If a Member not in receipt of an Allowance or a former Member is restored to service without having had a Break in Service, his Continuous Service shall be determined as provided in Section 4.01, and, if applicable, he shall again become a Member as of his date of restoration to service.

              (d) If a vested Member not in receipt of an Allowance or a former Member who received a lump sum settlement in lieu of his Allowance is restored to service with the Company after having had a Break in Service, the following shall apply:

                    (i) Upon completion of one year of Continuous Service following the Break in Service, the Continuous Service to which he was previously entitled shall be restored to him, and, if applicable, he shall again become a Member as of his date of restoration to service.

                  (ii) If a Member has received a distribution of his Allowance and the Member is restored to service with the Company, the Member shall have the right to restore his or her Accrued Benefit to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of Codess. 411(c)(2)(C). Such repayment must be made before the earlier of five (5) years after the first date on which the Member is subsequently reemployed by the Company, or the date the Member incurs five (5) consecutive one year Breaks in Service following the date of distribution.

                           If a Member has been deemed to receive a distribution under the Plan, and the Member is restored to service with the Company, upon the reemployment of such Member, the Accrued Benefit will be restored to the amount of such Accrued Benefit on the date of deemed distribution.

                    (iii) Upon later termination or retirement of a Member whose previous Credited Service has been restored under this Paragraph (d), his Allowance shall be based on the benefit formula then in effect and his Compensation and Credited Service before and after the period when he was not in the service of the Company.

              (e) If any other former Member is restored to service with the Company after having had a Break in Service, the following shall apply:

                    (i) Upon completion of one year of Continuous Service following the Break in Service, he shall again become a Member as of his date of restoration to service.

                    (ii) Upon becoming a Member in accordance with (i) above, the Continuous Service to which he was previously entitled shall be restored to him, if the total number of consecutive one-year Breaks in Service does not equal or exceed the greater of (a) five, or (b) the total number of years of his Continuous Service before the Break in Service, determined at the time of the Break in Service, excluding any Continuous Service disregarded under this Paragraph (e) by reason of any earlier Break in Service.

                    (iii) Any Credited Service to which the Member was entitled at the time of his termination of service which is included in the Continuous Service so restored shall be restored to him.

                    (iv) Upon later termination or retirement of a Member whose previous Credited Service has been restored under this Paragraph (e), his Allowance, if any, shall be based on the benefit formula then in effect and his Compensation and Credited Service before and after the period when he was not in the service the Company.

5.06          Additional Monthly Benefit

              (a) In addition to other benefits provided in this Article 5, the following monthly benefits are payable as a life annuity to eligible Members as defined in Paragraph (b) or (c) below, as applicable.

                          The "additional monthly amount" is calculated as (i) a percentage of the Member's first $300 of monthly Allowance set forth below, multiplied by (ii) the number of years the Member was retired (A) prior to January 1, 1990, and (B) prior to January 1, 1995 but after January 1, 1990, as applicable in any event, for both the additional monthly amount effective June 1, 1991 and June 1, 1996, the minimum additional monthly amount to be added to a Member's Allowance shall equal $25.00 per month.

                          Effective June 1, 1991, the percentage increases and the years of retirement for which they are applicable are as follows:

  Years of Retirement                          Percentage Increase
    as of 1/1/90                              for All Prior Years

   Less than 5                                      3.75%
   5 to 10                                           4.0%
   10 to 15                                          4.5%
   15 or more                                        5.0%

                          Effective June 1, 1996, the percentage increases and the years of retirement for which they are applicable are as follows:

                                               Percentage Increase
              Years of Retirement                 for Each Year of
                 as of 1/1/95                 Retirement Since 1/1/90

           Less than 5                                  3.5%
           5 to 9                                       4.0%
           10 to 14                                     4.5%
           15 or more                                   5.0%

                  (b) Members eligible for the additional monthly amount made effective as of June 1, 1991 are those retired Members who retired directly from active status on or before June 1, 1991.

                  (c) Members eligible for the additional monthly amount made effective June 1, 1996 are those Members who retired directly from active status before January 1, 1994.

                  (d) If an adjustment of retirement Allowance for Social Security benefits option was elected pursuant to
                           Section 5.04, the additional monthly benefit shall be calculated on the Allowance before such adjustment.

                  (e) Upon the death of a Member eligible for an additional monthly amount, such amount shall be paid to the Member's Spouse regardless of the method of distribution elected by a Member. With regard to the additional monthly amount made effective June 1, 1996, it shall be determined (i) based on the Allowance being paid as of June 1, 1996, or (ii) if no allowance is being paid but the Member's Spouse is receiving an additional monthly amount in accordance with the preceding sentence, based on the amount such Spouse is receiving as of June 1, 1996.

5.07       Written Application

           Each Member, before any benefit shall be payable to him or his account under the Plan, shall file with the Retirement Committee such information as it shall require to establish his rights and benefits under the Plan.

           ARTICLE 6 - LIMITATIONS ON BENEFITS

6.01          Maximum Benefits

              (a) The maximum annual retirement Allowance payable to a Member under the Plan, when added to any retirement Allowance attributable to contributions of the Company or an Affiliated Company provided to the Member under any other qualified defined benefit plan, shall be equal to the lesser of (1) $90,000, as adjusted under Code Section 415(d), or
                    (2) the Member's average annual remuneration during the three consecutive calendar years in his Credited Service as a Member affording the highest such average, or during all of the years in his Credited Service as a Member, if less than three years, subject to the following adjustments:

                    (i) If the Member has not been a Member of the Plan for at least 10 years, the maximum annual retirement Allowance in clause (1) above shall be multiplied by the ratio which the number of years of his membership in the Plan bears to 10. This adjustment shall be applied separately to the amount of the Member's retirement Allowance resulting from each change in the benefit structure of the Plan, with the number of the years of membership in the Plan being measured from the effective date of each such change.

                     (ii) If the Member has not completed 10 years of Continuous Service, the maximum annual retirement Allowance in clause (2) above shall be multiplied by the ratio which the number of years of his Continuous Service bears to 10.

                     (iii) If the retirement Allowance begins before the
                           Member's social security retirement age (as defined below), but on or after his 62nd birthday, the maximum retirement Allowance in clause (1) above shall be reduced by 5/9 of 1% for each of the first 36 months plus 5/12 of 1% for each additional month by which the Member is younger than the social security retirement age at the date his retirement Allowance begins. If the retirement Allowance begins before the Member's 62nd birthday, the maximum retirement Allowance in clause (1) above shall be of Equivalent Actuarial Value to the maximum benefit payable to age 62 as determined in accordance with the preceding sentence.

                    (iv) If the retirement Allowance begins after the Member's social security retirement age (as defined below), the maximum retirement Allowance in clause (1) above shall be of Equivalent Actuarial Value, based on an interest rate of 5% per year in lieu of the interest rate otherwise used in the determination of Equivalent Actuarial Value, to that maximum benefit payable at the social security retirement age.

                    (v) If the Member's retirement Allowance is payable as a joint and survivor Allowance with his Spouse as the contingent annuitant, the modification of the retirement Allowance for that form of payment shall be made before the application of the maximum limitation, and, as so modified, shall be subject to the limitation.

              (b) As of January 1 of each calendar year on or after January 1, 1988, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible dollar amount of retirement Allowances payable under the Plan during that calendar year, including retirement Allowances payable to Members who retired prior to that calendar year, in lieu of the dollar amount in (1) of Paragraph (a) above.

              (c) For limitation years beginning before January 1, 2000, in the case of a Member who is also a Member of a defined contribution plan of the Company or an Affiliated Company, his maximum benefit limitation shall not exceed an adjusted limitation computed as follows:

                    (i)    Determine the defined contribution fraction.

                    (ii)   Subtract the result of (i) from 1.0.

                  (iii) Multiply the dollar amount in (1) of Paragraph (a) above by 1.25.

                  (iv) Multiply the amount described in (2) of Paragraph (a) above by 1.4.

                    (v) Multiply the lesser of the result of (iii) or the result of (iv) by the result of (ii) to determine the adjusted maximum benefit limitation applicable to a Member.

              (d)   For purposes of this Section:

                    (i) the defined contribution fraction for a Member who is a Member of one or more defined contribution plans of the Company or an Affiliated Company shall be a fraction the numerator of which is the sum of the following:

                           (A) the Company's and Affiliated Companies' contributions credited to the Member's accounts under the defined contribution plan or plans.

                           (B) with respect to calendar years beginning before 1987, the lesser of the part of the Member's contributions in excess of 6% of his Compensation or one-half of his total contributions to such plan or plans, and with respect to calendar years beginning after 1986, all Member's contributions to such plan or plans, and

                           (C) any forfeitures allocated to his accounts under such plan or plans, but reduced by any amount permitted by regulations promulgated by the Commissioner of Internal Revenue; and the denominator of which is the lesser of the following amounts determined for each year of the Member's Continuous Service.

                           (D) 1.25 multiplied by the maximum dollar amount allowed by law for that year; or

                           (E) 1.4 multiplied by 25% of the Member's remuneration for that year.

                                 At the direction of the Retirement Committee, the portion of the denominator of that fraction with respect to calendar years before 1983 shall be computed as the denominator for 1982, as determined under the law as then in effect, multiplied by a fraction of the numerator of which is the lesser of:

                           (F)   $51,875, or

                           (G)   1.4 multiplied by 25% of the Member's
                                 remuneration for 1981; and the denominator of which is the lesser of:

                           (H)   $41,500, or

                           (I)   25% of the Member's remuneration for 1981;

                    (ii) a defined contribution plan means a pension plan which provides for an individual account for each Member and for benefits based solely upon the amount contributed to the Member's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other Members which may be allocated to that Member's accounts, subject to (iii) below; and

                    (iii) a defined benefit plan means any pension plan which is not a defined contribution plan; however, in the case of a defined benefit which is based partly on the balance of the separate account of a Member, that plan shall be treated as a defined contribution plan to the extent benefits are based on the separate account of a Member and as a defined benefit plan with respect to remaining portion of the benefits under the plan.

                  (iv) the term "remuneration" with respect to any Member shall mean the wages, salaries and other amounts paid in respect of such Member by the Company or an Affiliated Company for personal services actually rendered, and shall include, but not by way of limitation, bonuses, overtime payments, commissions and, for limitation years beginning on and after January 1, 1998, any elective deferrals as defined in Code Section 402(g)(3) and any amount contributed by an Employer on behalf of the Employee under any Code
                           Section 125 or 457 arrangement, and shall exclude other deferred compensation, stock options and other distributions which receive special tax benefits under the Code; and

                    (v) the term "social security retirement age" shall mean age 65 with respect to a Member who was born before January 1, 1938; age 66 with respect to a Member who was born after December 1, 1937 and before December 1, 1955; and age 67 with respect to a Member who was born after December 31, 1954.

              (e) Notwithstanding the preceding paragraphs of this Section, a Member's annual retirement Allowance payable under this Plan, prior to any reduction required by operation of Paragraph (c) above, shall in no event be less than:

                    (i) the benefit that the Member had accrued under the Plan as of the end of the Plan Year beginning in 1982, with no changes in the terms and conditions of the Plan on or after July 1, 1982 taken into account in determining that benefit, or

                    (ii) the benefit that the Member had accrued under the Plan as of the end of the Plan Year beginning in 1986, with no changes in the terms and conditions of the Plan on or after May 5, 1986 taken into account in determining that benefit.

         (f) Notwithstanding any provisions contained herein to the contrary, in the event that, for limitation years beginning before January 1, 2000, a Member participates in a defined contribution plan or defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to a Member exceed the limitations contained in Code Section 415(e), corrective adjustments shall first be made under this Plan. However, if a Member's Allowance under this Plan has already commenced, corrections shall first be made under The Southern Company Employee Stock Ownership Plan, if possible, and if not possible, then correction shall be made to the Member's Accrued Benefit under this Plan.

              (g) Notwithstanding anything contained in this Article to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code ss. 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

                      ARTICLE 7 - DISTRIBUTION OF BENEFITS

7.01          Surviving Spouse Benefit

              On and after August 23, 1984, if a married Member:

         (a) dies in active service prior to his Annuity Starting Date after having met the requirements for an Allowance, or

              (b) dies after retiring on any Allowance or after terminating service on or after August 23, 1984, with entitlement to a vested Allowance, but in either case before his Annuity Starting Date, or

              (c) dies after he is credited with at least one Hour of Service with the Company on or after August 23, 1984 but prior to his Annuity Starting Date, there shall be payable to his Surviving Spouse a Qualified Preretirement Survivor Annuity as provided in Section 7.03.

7.02          Qualified Joint and Survivor Annuity

              Provided an optional form of benefit as set forth in Section 7.07 is not elected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Member's Accrued Benefit will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Member's Accrued Benefit will be paid in the form of an annuity for his lifetime.

7.03          Qualified Preretirement Survivor Annuity

              (a) Provided that a Member and his or her Spouse have been married throughout the one-year period ending on his or her date of death and provided an optional form of benefit as set forth in Section 7.07 has not been elected by a Member eligible to waive the Qualified Preretirement Survivor Annuity within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date, the Member's Accrued Benefit shall be payable as an annuity for the life of the Surviving Spouse in accordance with this Section 7.03.

              (b) The Qualified Preretirement Survivor Annuity shall commence on what would have been the Member's Normal Retirement Date or, on the first day of the month following the death of the Member, if later, and shall cease with the last monthly payment prior to the death of the Spouse. However:

                    (i) if the Member dies in active service after having met the requirements for early retirement, after having completed twenty years of service, or after retiring early but before payments commence, the Spouse may elect to begin receiving payments as of the first day of the month following the Member's date of death; and

                    (ii) in the case of the death of any other Member, the Spouse may elect to begin receiving payments as of the first day of any month following what would have been the Member's Earliest Retirement Age which is his 55th birthday.

              (c) Before reduction in accordance with Paragraph (d) below, the Qualified Preretirement Survivor Annuity shall be equal to:

                  (i) in the case of a Member who dies while in active service after having met the requirements for early retirement, after having completed twenty years of service, or after retiring early but before payments commence, the following per centum of a normal retirement Allowance computed as provided in Section 5.01(c) and 5.01(d) on the basis of the deceased Member's Compensation and Credited Service prior to his death, provided that if the Spouse was born more than 60 months after the deceased Member, the Qualified Preretirement Survivor Annuity so determined shall be reduced by 1/6 of 1% for each month in excess of 60 by which her date of birth followed the deceased Member's date of birth.

         Age Member
       Would Have Been
       At Commencement                       Per Centum

          40 to 45                               40%
             46                                  41%
             47                                  42%
             48                                  43%
             49                                  44%
             50                                  45%
             51                                  46%
             52                                  47%
             53                                  48%
             54                                  49%
         55 or over                              50%

                    (ii) in the case of any other Member, 50% of the amount of vested Allowance to which the Member would have been entitled at his Normal Retirement Date, reduced as follows:

                           - reduction for a 50% joint and survivor annuity option (based on the Member's age and his Spouse's age had the Member survived to the date benefits commence), and

                           - reduction to reflect early commencement, if applicable, of payments in accordance with
                                    Section 5.03(c).

                    (iii) If within the 90 day period prior to his Annuity Starting Date a Member has elected Option (ii) under
                           Section 7.07 naming his spouse as contingent annuitant, the amount payable to his spouse under this Section 7.03 as a Qualified Preretirement Survivor Annuity shall be the amount that would have been payable to his spouse under Option (ii) if such amount is greater than the amount of the Qualified Preretirement Survivor Annuity otherwise payable under subparagraphs (c)(i) or (c)(ii) above, as applicable.

              (d) The Allowance subsequently payable to a Member whose Spouse would have been entitled to a Qualified Preretirement Survivor Annuity under this Section had the Member's death occurred, or the Qualified Preretirement Survivor Annuity payable to his Spouse after his death, whichever is applicable, shall be reduced by the applicable percentage shown in the following table for the period, or periods, that the provisions of this Section 7.03 are in effect with respect to the Member. No such reduction shall be made with respect to:

                    (i)    coverage during active employment, or

                  (ii) any period before the commencement of the election period specified in Paragraph (e) below.

                     Annual Reduction for Spouse's coverage
                      after Retirement or Other Termination
                                   of Service
      Age                      Reduction

    Under 35                       0%
     35 -39                    2/10 of 1%
     40 -49                    3/10 of 1%
     50 -54                    4/10 of 1%
     55 -59                    5/10 of 1%
  60 and over                      1%

              (e) The Company shall furnish to each married Member within the one year period commencing on the date he terminates service a written explanation in non-technical language which describes (1) the terms and conditions of the Qualified Preretirement Survivor Annuity, (2) the Member's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity, (3) the rights of the Member's Spouse and (4) the right to make, and the effect of, a revocation of such election.

7.04          Definitions

              For purposes of this, Article 7, the following definitions shall apply:

              (a) The term "Election Period" shall mean the period which begins on the first day of the Plan Year in which a Member attains age 35 and ends on the date of the Member's death. If a Member separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Accrued Benefit as of the date of separation, the Election Period shall begin on the date of separation.

              (b) The term "Earliest Retirement Age" shall mean the earliest date on which, under the Plan, the Member could elect to receive retirement benefits.

                  (c) The term "Qualified Election" shall mean waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (a) the Member's Spouse consents in writing to the election; (b) the election designates a contingent annuitant, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (c) the Spouse's consent acknowledges the effect of the election; and (d) the Spouse's consent is witnessed by a Plan representative designated by the Retirement Committee or notary public. Additionally, a Member's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent). If it is established to the satisfaction of a the Retirement Committee that there is no Spouse or that the Spouse cannot be located, a waiver without spousal consent will be deemed a Qualified Election.

              Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Member without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish both of such rights. A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Member has received notice as provided in Section 7.05 below.

7.05          Notice Requirements

         (a) In the case of a Qualified Joint and Survivor Annuity or a single life annuity, the Retirement Committee shall provide, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, each Member with a written explanation of: (1) the terms and conditions of a Qualified Joint and Survivor Annuity or single life annuity; (2) the Member's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity or single life annuity form of benefit; (3) the rights of a Member's Spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity or single life annuity.

              (b) In the case of a Qualified Preretirement Survivor Annuity, the Retirement Committee shall provide each Member within the applicable period for such Member a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Paragraph (a) above applicable to a Qualified Joint and Survivor Annuity or a single life annuity.

              The applicable period for a Member is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35; (2) a reasonable period ending after the individual becomes a Member; (3) a reasonable period ending after the Member's Qualified Preretirement Survivor Annuity ceases to be fully subsidized; (4) a reasonable period ending after this Article first applies to the Member. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Member who separates from service before attaining age 35.

              For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Member who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Member thereafter returns to employment with the employer, the applicable period for such Member shall be redetermined.

7.06          Transitional Rules

              Any living Member not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Member is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Member is entitled to a vested Allowance.

7.07          Alternative Forms of Distribution

              (a) Any Member may, subject to the election procedures applicable to Qualified Joint and Survivor Annuities and Qualified Preretirement Survivor Annuities, elect to convert his retirement Allowance into an optional benefit of Equivalent Actuarial Value determined as of the Annuity Starting Date, in accordance with one of the options named below:

                    Option (i)      a  retirement  Allowance  payable  for the
                                    Member's  life,  with no  Allowance
                                    payable after his death; or

                    Option (ii)     a modified retirement Allowance payable
                                    during the Member's life with the provision that after his death either a 50%, 75% or a 100% joint and survivor annuity shall be paid during the life of, and to, the contingent annuitant nominated by him.

                  (b) The election of an optional form of benefit shall become effective as follows:

                    (i) If the Member retired on his Normal Retirement Date, or if he retires on an early retirement Allowance or a vested retirement Allowance deferred to commence on his Normal Retirement Date, the election shall become effective on his Normal Retirement Date.

                    (ii) If the Member retires on an early retirement allowance commencing prior to his Normal Retirement Date, the election shall become effective on the due date of the first monthly installment.

                  (iii) If the Member continues in service as an Employee after his Normal Retirement Date and the notice of his election is received by the Retirement Committee prior to his Normal Retirement Date, election shall become effective on his Normal Retirement Date, or if the notice of the election is received by the Retirement Committee after the Member's Normal Retirement Date, the election shall become effective on the date it is received by the Retirement Committee. In the event of the death of a Member in service as an Employee on or after his Normal Retirement Date and after his election has become effective, payments of the benefit under the option shall commence on the first day of the month next following the month of death if the contingent annuitant designated under the option is then living; or, upon the retirement of such a Member, the amount under the option shall be payable to the Member, but no payments shall commence or accrue to him until the date of retirement.

7.08          Cash-Out of Annuity Benefits

         (a) Although Allowances shall normally be payable in monthly installments, a lump sum payment of Equivalent Actuarial Value shall be made in lieu thereof if the present value of a Member's Allowance upon termination of employment is less than or equal to $3,500 (and if the present value of such Member's Allowance never exceeded $3,500) for distributions before January 1, 1998, or if the present value of a Member's Allowance upon termination of employment is less than or equal to $5,000 (and if the present value of such Member's Allowance never exceeded $5,000) for distributions on or after January 1, 1998. The lump sum payment shall be made as soon as practicable on or after the date the Member terminates employment. Notwithstanding the foregoing, if the present value of the Member's vested Allowance is zero, the Member shall be deemed to have received a distribution of such Member's Accrued Benefit.

         (b) This Section 7.08(b) shall apply to all distributions from the Plan and from annuity contracts purchased to provide benefits other than distributions described in Section 1.417-1T(e)(3) of the income tax regulations issued under the Retirement Equity Act of 1984. For purposes of determining whether the present value of (A) a Member's vested accrued benefit; (B) a qualified joint and survivor annuity, within the meaning of
                  Section 417(b) of the Code; or (C) a qualified preretirement survivor annuity within the meaning of Section 417(c)(1) of the Code exceeds $3,500 for distributions before January 1, 1998, or $5,000 for distributions on or after January 1, 1998, the present value of such benefits or annuities shall be calculated by using an interest rate no greater than the Applicable Interest Rate and in no event shall the present value of any such benefit or annuity determined under this
                  Section 7.08(b) be less than the present value of such benefits or annuities determined using the Applicable Interest Rate. "Applicable Interest Rate" for this purpose shall be calculated by using the annual rate of interest on 30-year Treasury securities for the month of November in the Plan Year which precedes the Plan Year in which such present value is determined and by using the prevailing commissioners' standard table used to determine reserves for group annuity contracts as in effect on the date as of which the present value is being determined. In no event shall the amount of any benefit or annuity determined under this Section 7.08(b) exceed the maximum benefit permitted under Section 415 of the Code.

7.09          Commencement of Benefits

              (a)   Required Distributions

                    Once a written claim for benefits is filed with the Retirement Committee and unless the Member elects to have payment begin at a later date, payment of benefits to the Member shall begin not later than sixty (60) days after the last day of the Plan Year in which the latest of the following events occur:

                  (i)      the Member's Normal Retirement Date;

                  (ii) the tenth (10th) anniversary of the date the Employee became a Member; or

                  (iii)    the Member's separation from service.

              (b)   Required Minimum Distributions

                  (i) The payment of benefits to any Member shall begin no later than April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2 or if later, the calendar year in which the Member retires.

                  (ii) Notwithstanding paragraph (i) above, with respect to any member who is a five-percent owner as defined in
                           Section 15.02(g)(iii) with regard to the Plan Year ending in which the member attains age 701/2or any member who commenced receipt of his benefits in accordance with the Required Minimum Distributions provisions as they existed prior to January 1, 1997, the payment of his benefits shall commence no later than April 1 of the Plan Year following the Plan Year in which the Member attains age 701/2. With respect to a Member who commences receipt of his allowance while in active service, the amount of his Allowance shall be recomputed as of such April 1 and as of the close of each Plan Year after his Allowance commences and preceding his actual retirement date as if each such date were the Member's late retirement date. Any additional Allowance he accrues at the close of any such Plan Year shall be offset (but not below zero) by the value of the benefit payments received in such Plan Year. The receipt by a Member of any payments or distributions as a result of his attaining age 70-1/2 prior to his actual retirement or death shall in no way affect the entitlement of an otherwise eligible Member to additional accrued benefits.

                  (iii) With respect to a Member who retires after attaining age 70-1/2 and who has not previously commenced receipt of his Allowance while on active service, he shall receive his Allowance based on his actual retirement date, but which his Allowance shall not be less than the Equivalent Actuarial Value of his Allowance as of the first of the month following attainment of age 70-1/2.

              (c)   Distribution Upon Death of Member

                    (i)    Death After Commencement of Benefits

                           If the Member dies before his entire non-forfeitable interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected by the Member as of the date of his death.

                    (ii)   Death Prior to Commencement of Benefits

                           If the Member dies before the distribution of his nonforfeitable interest has begun, the entire interest shall be distributed within five years after the death of such Member.

              (e)   Determining Required Minimum Distributions

                    Notwithstanding anything in this Plan to the contrary, all distributions under this Plan shall be made in accordance with Section 401(a) (9) of the Code and the regulations thereunder and the minimum amount which must be distributed each calendar year shall be determined in accordance with the provisions of Code Section 401(a) (9) and applicable Treasury Regulations.

7.10          TEFRA 242(b)(2) Transitional Rules

              Any distribution made pursuant to a TEFRA transitional rule distribution election shall meet the requirements of Code ss. 401(a)(9) as in effect on December 31, 1983, and shall also satisfy Code ss.ss. 401(a)(11) and 417.

7.11          Requirement for Direct Rollovers

              This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this
              Article 7, a Distributee may elect, at the time and in the manner prescribed by the Retirement Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

              (a)   Definitions

                    (i)    Eligible Rollover Distribution

                           An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                           (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of 10 years or more;

                           (B)      any distribution to the extent such
                                    distribution is required under Code ss.
                                    401(a)(9); and

                           (C) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                    (ii)   Eligible Retirement Plan

                           An Eligible Retirement Plan is an individual retirement account described in ss. Code 408(a), an individual retirement annuity described in Code ss. 408(b), an annuity plan described in Code ss. 403(a), or a qualified trust described in Code ss. 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                    (iii)  Distributee

                           A Distributee includes a Member or former Member. In addition, the Member's or former Member's Surviving Spouse and the Member's or former Member's Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in Code ss. 414(p), are Distributees with regard to the interest of the Spouse or former Spouse.

                    (iv)   Direct Rollover

                           A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                            ARTICLE 8 - CONTRIBUTIONS

8.01 It is the intention, of the Company to continue the Plan and make such contributions to the Trustee each year in such amounts as are necessary to maintain the Plan on a sound actuarial basis and to meet minimum funding standards as prescribed by any applicable law. However, subject to the provisions of Article 9, the Company may discontinue its contributions for any reason at any time. Any forfeitures shall be used to reduce the Company contributions otherwise payable, and will not be applied to increase the benefits any Member would otherwise receive under the Plan.

                     ARTICLE 9 - ADMINISTRATION OF THE PLAN

9.01 The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in a Retirement Committee of not less than three persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors. Any Member of the Retirement Committee may resign by delivering his written resignation to the Board of Directors and the Secretary of the Retirement Committee.

9.02 The Members of the Retirement Committee shall elect a Chairman from their number and a Secretary who may be but need not be one of the Members of the Retirement Committee; may appoint from their number such committees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; may retain counsel, employ agents and provide for such clerical, accounting and actuarial services as they may require in carrying out the provisions of the Plan; and may allocate among themselves or delegate to other persons all or such portion of their duties hereunder, other than those granted to the Trustee under the Trust instrument adopted for use in implementing the Plan, as they, in their sole discretion shall decide.

9.03 The Retirement Committee, in addition to the functions and duties provided for elsewhere in the Plan, shall have exclusive discretionary authority for the following:

         (a)      Construing and interpreting the Plan;

         (b) Determining all questions affecting the eligibility of any Member, retired Member, Spouse or beneficiary;

         (c) Determining all questions affecting the amount of the Allowance payable hereunder;

         (d) Ascertaining the persons to whom benefits shall be payable under the provisions hereof;

         (e) To the extent provided in the Plan, authorizing and directing disbursements of benefits from the Plan

         (f) Making final and binding determinations connection with any questions of fact which may arise regarding the operation of the Plan;

         (g) Making such rules and regulations with reference to the operation of the Plan as it may deem necessary or advisable, provided that such rules and regulations shall not be inconsistent with the express terms of the Plan or ERISA;

         (h) Prescribing such procedures and adopting such forms as it determines necessary under the terms of the Plan;

                  (i) Reviewing such denials of claims for benefits as may arise under Section 9.04 below and making decisions on such review. (claims procedure)

                    Any decision, determination, construction, interpretation, ascertainment, authorization, direction, rule, regulation, prescription or review that the Retirement Committee may make or give in carrying out its duties or functions under this Section 9.03 shall be binding and conclusive.

9.04 Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor as from time to time in effect, the Retirement Committee shall: (a) provide adequate notice in writing to any Member or contingent annuitant (each being hereinafter in this paragraph referred to as "Member") whose claim for benefits under the Plan has been denied setting forth specific reasons for such denial, written in a manner calculated to be understood by such Member; and (b) afford a reasonable opportunity to any Member whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

9.05 The Retirement Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

9.06 Any act which the Plan authorizes or requires the Retirement Committee to do may be done by a majority of its Members. The action of such majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Retirement Committee and shall have the same effect for all purposes as if assented to by all Members of the Retirement Committee at the time in office.

9.07 No Member of the Retirement Committee shall receive Compensation for his services as such.

9.08 Subject to the limitations of the Plan, the Retirement Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business. The determination of the Retirement Committee as to any disputed question shall be conclusive.

9.09 As an aid to the Retirement Committee fixing the rates of Company contributions payable to the Plan, the actuary designated by the Retirement Committee shall make annual actuarial valuations and shall submit to the Retirement Committee such amounts of contribution as he recommends for use. The Retirement Committee shall maintain accounts showing the fiscal transactions of the Plan, and shall keep in convenient form such data as may be necessary for actuarial valuations of the Plan. The Retirement Committee shall submit a report each year to the Board of Directors, giving a brief account of the operation of the Plan during the past year.

9.10 The Members of the Retirement Committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation.

                        ARTICLE 10 - MANAGEMENT OF FUNDS

              All the funds of the Plan except those held by an insurance company shall be held by Trustee or Trustees appointed from time to time by the Board of Directors, in trust under a trust instrument adopted, or as amended, by the Board of Directors for use in providing the benefits of the Plan and paying its expenses not paid directly by the Company; provided that, except as otherwise herein provided, no part of the corpus or income of the Trust shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and contingent annuitants under the Plan, prior to the satisfaction of all liabilities with respect to them; and provided that no person shall have any interest in or right to any part of the earnings of the Trust, or any rights in, or to, or under the Trust or any part of the assets thereof, except as and to the extent expressly provided in the Plan and in the trust instrument, and the Company shall have no liability for the payment of benefits under the Plan nor for the administration of the funds paid over to the Trustee or Trustees.

              The Company's contributions to the Plan are conditioned upon their deductibility under Code ss. 404. If all or part of the Company's deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Company without interest, but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the date of the disallowance of deduction. The Company may recover without interest the amount of its contributions to the Plan made on account of a mistake in fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions. Furthermore, if permitted under federal common law, the Company may recover any other contributions to the Plan or payments to any other entity to the extent such contributions or payments unjustly enrich or otherwise gratuitously benefit such entity(s).

                   ARTICLE 11 - CERTAIN RIGHTS AND LIMITATIONS

              The following provisions shall apply in all cases whenever a Member or other person is affected thereby.

11.01 The Board of Directors may terminate the Plan for any reason at any time. In case of complete or partial termination of the Plan, the rights of affected Members to the benefits accrued under the Plan to the date of such termination, to the extent then funded, shall be non-forfeitable. The funds of the Plan shall be used for the exclusive benefit of Members, Spouses, former Members, retired Members, and contingent annuitants under the Plan as of the date of such termination except that any residual assets which are not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation as defined in Treasury Regulation S 1.401-2 shall be returned to the Company. Upon termination, the Retirement Committee shall determine and pay benefits to each Member, Spouse, and contingent annuitant in accordance with the provisions of Title IV of ERISA.

11.02 The establishment of the Plan shall not be construed as conferring any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any Employee and to treat him without regard to the effect which such treatment might have upon him as a Member of the Plan.

11.03 (a) The annual payments to a Member described in subparagraph (b) below shall not exceed an amount equal to the payments that would be made to or on behalf of such Member under a single life annuity that is the Actuarial Equivalent of the sum of the Member's Accrued Benefit and the Member's other benefits under this Plan (other than a Social Security supplement) and any Social Security supplement that the restricted employee is entitled to receive. The restrictions in this subparagraph (a) do not apply, however, if --

                    (i) after payment to a Member described subparagraph (b) of all benefits pay; to such Member under this Plan, the value of this Plan's assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(a)(7), or

                    (ii) the value of the benefits payable to such Member under this Plan for a Member described in subparagraph (b) below is less than 1% of the value of current liabilities before distribution.

              (b) The Members whose benefits are restricted on distribution include all highly compensated employees and highly compensated former employees (as such terms are defined in Treasury Regulation Section 1.401 (a) (4)-12); provided, however, that Members whose benefits are subject to restriction under this Section 11.03 shall be limited to only those Members who in the current or in any previous Plan Year were one of the 25 non-excludable Members of the Company with the greatest compensation from the Company.

11.04 In the event that the Retirement Committee shall find that a Member or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor or has died, the Retirement Committee may direct that any benefit payment due him, unless a claim shall have been made therefor by a duly appointed legal representative, be paid to his Spouse, a child, a parent or other blood relative, or to a person with whom he resides, and any such payment so made shall be a complete discharge of the liabilities of the Plan therefor.

11.05 The Retirement Committee shall, upon direction of the Board of Directors uniformly applicable to all Employees similarly situated, deduct from the part of any retirement Allowance under the Plan, all or part of any amount paid or payable to or on account of any Member under the provisions of any present or future law, pension or benefit scheme of any sovereign government, or any political subdivision thereof, on account of which contributions have been made or premiums or taxes paid by the Company with respect thereto; provided that benefits payable under Title II of the Social Security Act are not to be used to reduce the benefits otherwise provided under this Plan except as specifically provided in Section 5.01(d) (ii).

11.06 If any company hereafter becomes a subsidiary Affiliated Company of the Company, the Board of Directors may include the employees of such subsidiary or Affiliated Company in the membership of the Plan upon appropriate action by such company necessary to adopt the Plan. In such event, or if any persons become Employees of the Company as the result of merger or consolidation or as the result of acquisition by the Company of all or part of the assets or business of another company, the Board of Directors shall determine to what extent, if any, credit and benefits shall be granted for previous service with such subsidiary, affiliated or other company, but subject to the continued qualification of the trust for the Plan as a tax exempt trust under the Code. Any such subsidiary or Affiliated Company may terminate its participation in the Plan upon appropriate action by it, in which event the funds of the Plan held on account of Members of such company shall be determined by the Retirement Committee on the basis of actuarial valuation, and shall be applied as provided in Section
              11.01 in the manner there provided if the Plan should be terminated, or shall be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Retirement Committee, continuing the Plan as a separate Plan for the Employees of such company under which the board of directors of such company shall succeed to all the powers and duties of the Board of Directors including the appointment of the Members of the Retirement Committee.

11.07 The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Member, Spouse, former Member, retired Member, or contingent annuitant under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

                     ARTICLE 12 - NON-ALIENATION OF BENEFITS

              Except as required or permitted by Code ss. 401(a)(13) or by any other applicable law, no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:

         (a) creates for, or assigns to, a Spouse, former Spouse, child or other dependent of a Member the right to receive all or a portion of the Member's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that Spouse, child or dependent,

         (b)      is made pursuant to a State domestic relations law,

         (c) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

         (d)      otherwise meets the requirements of Code ss. 414(p).

                             ARTICLE 13 - AMENDMENTS

              The Board of Directors reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate to conform with governmental regulations or other policies, to modify or amend in whole or in part any or all of the provisions of the Plan; provided that no such modification or amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members or contingent annuitants under the Plan, prior to the satisfaction of all liabilities with respect to them; that no modification or amendment may be made in Section 11.01 without the consent of every participating Company; and that no modification or amendment shall be made which has the effect of decreasing the accrued benefit of any Member or of reducing the non-forfeitable percentage of the accrued benefit of a Member below that non-forfeitable percentage thereof computed under the Plan as in effect on the later of the date on which the amendment is adopted or becomes effective pursuant to Code ss. 411(d) (6). Any modification or amendment of the provisions of the Plan shall be voted on by a quorum of the Board of Directors necessary to transact business and such modifications or amendments shall be set forth in resolutions duly adopted by the Board of Directors.

                            ARTICLE 14 - CONSTRUCTION

14.01 The Plan shall be construed, regulated and administered under the laws of the State of Georgia.

14.02 The masculine pronoun shall mean the feminine pronoun, and feminine the masculine, wherever appropriate.

                        ARTICLE 15 - TOP-HEAVY PROVISIONS

15.01         Top-Heavy Plan Requirements

              For any Plan Year the Plan shall be determined to be a Top-Heavy Plan, the Plan shall provide the following:

              (a)   the minimum benefit requirement of Section 15.03; and

              (b)   the vesting requirement of Section 15.04.

15.02         Determination of Top-Heavy Status

         (a) For any Plan Year commencing after December 31, 1983, the Plan shall be determined to be a "Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Retirement Income or the Aggregate Accounts of all Members entitled to participate in this Plan and any Plan of an Aggregation Group. For purposes of determining whether the Plan is top-heavy, proportional subsidies shall be ignored while non-proportional subsidies shall be taken into account.

              (b) For Plan Years beginning after December 31, 1986, the Accrued Retirement Income of a Non-Key Employee shall be determined under the accrual method under the Plan.

              (c) For any Plan Year commencing after December 31, 1983, the Plan shall be determined to be a "Super Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan in an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Retirement Income or the Aggregate Accounts of all Members entitled to participate in this Plan and any plan of an Aggregation Group.

                    For purposes of Sections 15.02(a) and 15.02(b), if any Member is a Non-Key Employee for any Plan Year, but such Member was a Key Employee for any prior Plan Year, such Member's Present Value of Accrued Retirement Income and/ or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, for Plan Years beginning after December 31, 1984, if a Member or former Member has not performed any services for the Company or any Affiliated Company maintaining the Plan at any time during the five (5) year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Retirement Income for such Member or former Member shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan.

              (d) An Member's "Aggregate Account" as of the Determination Date shall be determined under applicable provisions of the defined contribution plan used in determining Top-Heavy status.

              (e) An "Aggregation Group" shall mean either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                  (i) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Company in which a Key Employee is a participant, and each other plan of the Company which enables any plan in which a Key Employee participates to meet the requirements of Code 55 401(a) (4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                           In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Aggregation Group is not a Top-Heavy Group.

                    (ii) Permissive Aggregation Group: The Company may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code ss.ss. 401(a)(4) or
                           410. Such group shall be known as a Permissive Aggregation Group.

                           In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. A plan that is not part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a Top-Heavy Plan even if the Permissive Group is a Top-Heavy Group.

                    (iii) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top-Heavy Plans.

              (f) The "Determination Date" shall mean with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

              (g) A "Key Employee" shall mean any Member or former Member (and his beneficiaries) who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is:

                  (i) an officer of the Company having an annual compensation from the Company greater than fifty percent (50%) of the amount in effect under Codess. 415(b) (1)(A) for any such Plan Year. For purposes of this Section 15.02(g) (i), only those employers which incorporated shall be considered as having officers, and no more than fifty (50) Members (or, if lesser, the greater of three (3) or ten percent (10%) of the Members) shall be treated as officers. Annual compensation means compensation as defined in Codess. 415(c)(3), but including amounts contributed by the Company pursuant to a salary reduction agreement which are excludable from the Member's gross income under Codess. 125, Codess. 402(a)(8), Codess. 402(h), or Codess. 403(b).

                    (ii) one of the ten (10) Members (A) having annual compensation from the Company greater than the limitation in effect under Code ss.ss. 415(c)(1)(A) and (B) owning (or considered as owning within the meaning of Code ss. 318) the largest interests in the Company. For purposes of this Section 15.06(g)(ii), if two (2) Members have the same interest in the Company, the Member having the greater annual compensation from the Company shall be treated as having a larger interest.

                    (iii) a "five percent owner" of the Company. The term "five percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code ss.
                           318) more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code ss.ss. 414(b),
                           (c), and (m) shall be treated as separate employers.

                  (iv) a "one percent owner" of the Company having an annual compensation from the Company of more than $150,000. The term "one percent owner" shall mean any person who owns (or is considered as owning within the meaning of Codess.318) more than one percent (1%) of the outstanding stock of the Company or stock possessing more than one percent (1%) of the total combined voting power of all stock of Company. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Codess.ss. 414(b), (c), and (m) shall be treated as separate employers. However, in determining whether an individual has compensation of more than $150,000, compensation from each employer required to be aggregated under Codess.ss. 414(b), (c) and (m) shall be taken into account.

              (h) A "Non-Key Employee" shall mean any Employee who is not a Key Employee as defined in Section 15.02(g).

              (i) An Employee's "Present Value of Accrued Retirement Income" shall mean as of the Determination Date, the sum of the following:

                    (i) the Present Value of his Accrued Benefit as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date.

                  (ii) any Plan distributions made within the Plan Year that includes the Determination Date or within the four
                           (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that such distributions are already included in the Member's Present Value of Accrued Retirement Income as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted.

                  (iii) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Member and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Employee's Present Value of Accrued Retirement Income. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Employee's Present Value of Accrued Retirement Income.

                    (iv) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Employee's Present Value of Accrued Retirement Income, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

              (j) A "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

                    (i) the Present Value of Accrued Retirement Income of Key Employees under all defined benefit plans included in that group, and

                    (ii) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Employees.

15.03         Minimum Retirement Income for Top-Heavy Plan Years

              Notwithstanding anything herein to the contrary, for any Top-Heavy Plan Year, the minimum Accrued Retirement Income derived from Company contributions for each Non-Key Employee, including benefits accrued in years in which the Plan is not a Top-Heavy Plan, shall equal a percentage of such Non-Key Employee's highest average compensation not less than the lesser of: (a) two percent (2%) multiplied by the Member's number of Credited Service with the Company, or (b) twenty per (20%). For purposes of the minimum benefit, a Member's Credited Service shall exclude (a) Plan Years in which the Plan is not a Top-Heavy Plan, and (b) Credited Service completed prior to January 1, 1984. The minimum benefit required by this Section 15.03 shall be calculated using the Member's total compensation and expressed in the form of a single life annuity (with no ancillary benefits) beginning at such Member's Normal Retirement Date. A Member's average compensation shall be based on the five (5) consecutive years for which the Member had the highest compensation.

              Notwithstanding the foregoing, in any Plan Year in which a Non-Key Employee participates in both this Plan and a defined contribution plan, and both such plans are Top-Heavy Plans, the Company shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit and the full separate minimum defined contribution plan allocation. Therefore, if a Non-Key Employee is participating in a defined contribution plan maintained by the Employer and the minimum allocation under Code ss. 416(c) (2) is allocated to the Non-Key Employee under such defined contribution plan, the minimum Accrued Retirement Income provided for above shall not be applicable, and no minimum benefit shall accrue on behalf of the Non-Key Employee. Alternatively, the Company may satisfy the minimum benefit requirement of Code ss. 416(c)(1) for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation ss. 1.416-l(m-12).

15.04         Vesting Requirements for Top-Heavy Plan Years

              Notwithstanding any other provisions of the Plan, for any Top-Heavy Plan Year, the vested portion of a Member's Accrued Retirement Income shall be determined on the basis of the Member's Continuous Service according to the following schedule:

          Years of Service                    Vested Percentage
             less than 2                             0%

                  2                                  20%

                  3                                  40%

                  4                                  60%

                  5                                  80%

              6 or more                             100%


              The minimum Retirement Income for any Top-Heavy Plan Year shall not be forfeited during any period for which the payment of the Member's Retirement Income is required to be suspended under the Plan.

              If in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the Retirement Committee may, in its sole discretion, elect to (a) continue to apply this vesting schedule in determining the vested percentage of an Employee's Accrued Retirement Income or
              (b) revert to the vesting schedule in effect before the Plan became a Top-Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan. No decrease in an Employee's non-forfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year.

              Members with three (3) or more years of Continuous Service may elect to remain under the above Top-Heavy Plan vesting schedule in any year the Plan ceases to be top heavy.

15.05         Adjustments to Maximum Benefits for Top-Heavy Plans

              (a) In the case of a Member who is a participant in a defined benefit plan and a defined contribution plan maintained by the Company, and such plans as a group are determined to be Top-Heavy for any limitation year beginning after December 31, 1983,t "1.0" shall be substituted for "1.25" in each place it appears in the denominators of fractions, as set forth in Article 6 of the Plan, unless the extra minimum benefit is provided pursuant to Section 15.01(b). Super Top-Heavy Plans shall be required at all times to substitute "1.0" for "1.25" in the denominator of each plan fraction.

              (b) If a Key Employee is a participant in both a defined benefit plan and a defined contribution plan that are both part of a Top-Heavy Group (but neither of such plans is a Super Top-Heavy Plan), the defined benefit and defined contribution fractions set forth in Article 6 shall remain unchanged, provided that in Section 15.03 above, "three percent (3%)" shall be substituted for "two percent (2%)" and "twenty percent (20%)" shall increased by one (1) percentage point (but not than ten (10) percentage points) for each year of Service included in the computations under
                    Section 15.03.

              (c) For purposes of this Section 15.05, if the sum of the defined benefit plan fraction and the defined contribution fraction shall exceed 1.0 in any Plan Year for any Member in this Plan, the Company shall eliminate any amounts in excess of the limits set forth in Article 6, pursuant to Section 6.01(f) of the Plan.

                      ARTICLE 16 - RETIREE MEDICAL BENEFITS

16.01 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Pensioned Employee" means effective September 15, 1993, a Member who retires and is receiving a distribution from the Plan pursuant to Sections 5.01 and 5.02 or a retired Member who is entitled to receive a distribution from the Plan pursuant to Sections 5.01 or 5.02 after retirement will be eligible for reimbursement or payment of covered medical expenses, as hereinafter described, provided the Member (1) was covered by the Georgia Power Company Medical Benefits Plan immediately before retirement; (2) is not eligible as a spouse or dependent or otherwise for coverage under the Georgia Power Company Medical Benefits Plan; and (3) continues to satisfy the eligibility requirements applicable to retired employees as set forth in the provisions of the Georgia Power Company Medical Benefits Plan, which is attached hereto as Exhibit A and incorporated herein by reference and may be changed in accordance with the terms of the Georgia Power Company Medical Benefits Plan. Notwithstanding the foregoing, a former employee who was a key employee pursuant to Section 15.02(g) on the date of his retirement shall not be eligible to receive any benefits under this Article 16.

         (b) "Dependents" means the spouses and dependents of retired Members who are eligible for reimbursement or payment of covered medical expenses pursuant to paragraph (a) and who were covered under the Georgia Power Company Medical Benefits Plan immediately prior to the Member's retirement are also eligible for reimbursement or payment of covered medical expenses to the extent, if any, provided in the Georgia Power Company Medical Benefits Plan, a copy of which is attached as Exhibit A. Notwithstanding the foregoing, a spouse or dependent who is eligible for coverage under the "active employee" portion of the Georgia Power Company Medical Benefits Plan shall not be eligible for reimbursement of medical expenses or payment of premiums hereunder.

         (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                  (1) No more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Company will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                           (B) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 16.01(c)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                           (C) For purposes of this Section 16.01(c)(3), any
                  amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 16.01(c)(3)(A) above.

                  (4) The Accrued Retirement Income of any Pensioned Employee or Dependent under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1 year period ending on the date of the Qualified Transfer, immediately before such termination).

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Company Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Company Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Company during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Company during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 16.01(c)(5), the Company may elect at any time during the Plan Year to have this Section 16.01(c)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 16.01(c), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                           (A) "Applicable Company Cost" means, with respect to
                  any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Company for such Plan Year determined (I) without regard to any reduction under
                           Section 16.01(c)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.

                           (B) "Applicable Health Benefits" means health
                  benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

                           (C) "Benefit Maintenance Period" means the period of
                  five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                           (D) "Cost Maintenance Period" means the period of
                  five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 16.01(c)(6)(D) shall be applied by taking into account the highest Applicable Company Cost required to be provided under
                  Section 16.01(c)(6)(A) for such Plan Year.

                           (E) "Excess Pension Assets" means the excess, if any,
                  of

                                    (i) the amount determined under Code Section
                           412(c)(7)(A)(ii), over

                                    (ii) the greater of: (I) the amount
                           determined under Code Section 412(c)(7)(A)(i), or
                           (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                                    The determination under this paragraph shall
                           be made as of the most recent valuation date of the Plan preceding the Qualified Transfer.

                           (F) "Health Benefits Account" means an account
                  established and maintained under Code Section 401(h).

                           (G) "Qualified Current Retiree Health Liabilities"
                  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Company for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Company and the Company used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                           Effective for Qualified Transfers occurring on or
                  before December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

16.02 Medical benefits Medical benefits under the Plan shall be provided through the Georgia Power Company Medical Benefits Plan by the payment of premiums thereunder, or through reimbursement to the Company for its payment to Pensioned Employees or their Dependents of medical expenses in accordance with the terms and conditions of the Georgia Power Company Medical Benefits Plan attached hereto as Exhibit A. Medical benefits shall be provided under the Plan only to the extent there are sufficient funds to provide such benefits. In no event shall any benefits be paid under the Plan to the extent the same benefits are payable under any other plan, program or arrangement of the Company. The Retirement Committee may establish claims procedures and administrative rules relating to the provision of medical benefits hereunder to the extent that the claims procedures and administrative rules under the applicable group medical plan do not apply.

16.03    Termination of coverage.

         (a)      Coverage of any Pensioned Employee shall cease as follows:

                  (1) when Article 16 is amended, terminated, or discontinued in accordance with its terms; or

                  (2) when the Pensioned Employee fails to make when due any required contribution; or

                  (3)      as otherwise provided in Exhibit A.

         (b)      Coverage of any Dependent shall cease as follows:

                  (1) when Article 16 is amended, terminated, or discontinued in accordance with its terms; or

                  (2) when the Pensioned Employee fails to make when due any required contribution; or

                  (3)      as otherwise provided in Exhibit A.

16.04    Contributions or Qualified Transfers to fund medical benefits.

         (a) Any contributions which the Company deems necessary to provide the medical benefits under Article 16 will be made from time to time by or on behalf of the Company, and contributions shall be required of the Pensioned Employees to the Company's medical benefit plan in amounts determined in the sole discretion of the Company from time to time. All Company contributions shall be made to the Trustee under the Trust Agreement provided for in Article 10 and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article 16. The Company shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this
                  Article 16. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this
                  Article 16 is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Company contributions made under this Article 16. In no event at any time prior to the satisfaction of all liabilities under this Article 16 shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article 16.

                  The amount of contributions to be made by or on behalf of the Company for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article 16, the funding medium, and any other applicable considerations. However, the Company is under no obligation to make any contributions under
                  Article 16 after Article 16 is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

                  The medical benefits provided under this Article 16, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

                  Anything in this Plan to the contrary notwithstanding, the aggregate amount of the actual contributions made pursuant to this Article 16 may not exceed 25% of the total actual contributions to the Plan for all benefits under the Plan (exclusive of contributions that may be made to fund past service credits) on and after September 15, 1993.

         (b) Effective September 15, 1993, the Company shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article 16.

16.05 Pensioned Employee Contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Company promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this Article 16. No person shall become covered under this Article 16 for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article 16 shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Company within ninety (90) days from the date coverage terminates with respect to such ineligible person.

16.06 Amendment of Article 16. The Company reserves the right, through action of its Board of Directors, to amend Article 16 (including Exhibit A) pursuant to Article 13 or the Trust without the consent of any Pensioned Employee, or his Dependents, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article 16, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Company makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Company shall not confer upon any Pensioned Employee or Dependents any right to continued benefits under this Article 16.

16.07 Termination of Article 16. Although it is the intention of the Company that this Article shall be continued and the contribution shall be made regularly thereto each year, the Company, by action of its Board of Directors pursuant to Article 13, may terminate this Article 16 or permanently discontinue contributions at any time in its sole discretion. This Article 16, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Company makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Company shall not confer upon any Pensioned Employee or his Dependents any right to continued benefits under this Article 16.

16.08    Reversion of Assets upon Termination. Upon the termination of this
         Article 16 and the satisfaction of all liabilities under this Article 16, all remaining assets in the separate account described in this
         Article 16 shall be returned to the Company.

              IN WITNESS WHEREOF, the Board of Directors of Savannah Electric and Power Company, through its authorized officers has adopted this amendment and restatement of the Employees' Retirement Plan of Savannah Electric and Power Company this ____ day of __________________ 199_, to be effective January 1, 1997.


                                    SAVANNAH ELECTRIC AND POWER COMPANY



                                    By:




ATTEST:



By:




[CORPORATE SEAL)